Exhibit 99.2

American Express Company			(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Non-interest revenues
Discount revenue	$5,838	$6,829	$6,566	$6,577	$6,195	(6)
Net card fees	1,110	1,077	1,033	988	944	18
Other fees and commissions	720	832	825	837	803	(10)
Other	312	343	362	362	363	(14)
Total non-interest revenues	7,980	9,081	8,786	8,764	8,305	(4)
Interest income
Interest on loans	2,909	2,934	2,885	2,764	2,725	7
Interest and dividends on investment securities	38	50	53	52	33	15
Deposits with banks and other	99	101	142	149	196	(49)
Total interest income	3,046	3,085	3,080	2,965	2,954	3
Interest expense
Deposits	326	353	401	406	399	(18)
Long-term debt and other	390	448	476	485	496	(21)
Total interest expense	716	801	877	891	895	(20)
Net interest income	2,330	2,284	2,203	2,074	2,059	13
Total revenues net of interest expense	10,310	11,365	10,989	10,838	10,364	(1)
Provisions for credit losses
Card Member receivables	597	248	238	224	253	#
Card Member loans	1,876	730	604	603	525	#
Other	148	46	37	34	31	#
Total provisions for credit losses	2,621	1,024	879	861	809	#
Total revenues net of interest expense after provisions for credit losses	7,689	10,341	10,110	9,977	9,555	(20)

Expenses
Marketing and business development	1,705	1,953	1,821	1,776	1,575	8
Card Member rewards	2,392	2,722	2,614	2,652	2,451	(2)
Card Member services	456	552	558	563	550	(17)
Salaries and employee benefits	1,395	1,623	1,499	1,367	1,422	(2)
Professional services	439	594	491	512	494	(11)
Occupancy and equipment	549	599	544	517	508	8
Other, net	301	312	317	371	597	(50)
Total expenses	7,237	8,355	7,844	7,758	7,597	(5)
Pretax income	452	1,986	2,266	2,219	1,958	(77)
Income tax provision	85	293	511	458	408	(79)
Net income	$367	$1,693	$1,755	$1,761	$1,550	(76)
Net income attributable to common shareholders (A)	$333	$1,661	$1,723	$1,729	$1,518	(78)
Effective tax rate	18.8%	14.8%	22.6%	20.6%	20.8%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$0.41	$2.04	$2.09	$2.07	$1.81	(77)
Average common shares outstanding	807	814	825	834	841	(4)
Diluted
Net income attributable to common shareholders	$0.41	$2.03	$2.08	$2.07	$1.80	(77)
Average common shares outstanding	808	816	827	836	843	(4)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.39	$0.39	10
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Assets
Cash & cash equivalents	$36	$24	$24	$27	$33	9
Card Member receivables, less reserves	44	57	56	58	56	(21)
Card Member loans, less reserves	72	85	81	81	79	(9)
Investment securities	5	8	8	9	6	(17)
Other (B)	29	24	25	23	23	26
Total assets	$186	$198	$194	$198	$197	(6)

Liabilities and Shareholders' Equity
Customer deposits	$78	$73	$73	$73	$73	7
Short-term borrowings	3	6	3	3	2	50
Long-term debt	53	58	58	58	58	(9)
Other (B)	31	38	37	41	42	(26)
Total liabilities	165	175	171	175	175	(6)

Shareholders' Equity	21	23	23	23	22	(5)
Total liabilities and shareholders' equity	$186	$198	$194	$198	$197	(6)

Return on average equity (C)	24.4%	29.6%	31.5%	31.6%	31.9%
Return on average common equity (C)	25.6%	31.2%	33.2%	33.4%	33.7%
Book value per common share (dollars)	$24.13	$26.51	$26.12	$25.84	$24.65	(2)

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Shares Outstanding (in millions)
Beginning of period	810	821	832	837	847
Repurchase of common shares	(7)	(11)	(11)	(6)	(12)
Net impact of employee benefit plans and others	2	—	—	1.0	2
End of period	805	810	821	832	837

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	11.7%	10.7%	11.0%	11.0%	10.8%
Tier 1	12.8%	11.6%	12.0%	12.0%	11.8%
Total	14.4%	13.2%	13.6%	13.6%	13.4%

Common Equity Tier 1	$17.3	$18.1	$18.0	$18.2	$17.4
Tier 1 Capital	$19.0	$19.6	$19.6	$19.8	$19.0
Tier 2 Capital	$2.4	$2.6	$2.6	$2.7	$2.6
Total Capital	$21.3	$22.2	$22.2	$22.5	$21.6
RWA	$148.1	$168.5	$163.4	$165.4	$161.3
Tier 1 Leverage	10.0%	10.2%	10.3%	10.5%	10.0%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$190.1	$192.3	$190.4	$189.2	$189.4

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Billed business (F)
U.S.	$190.2	$216.8	$206.2	$209.2	$195.5	(3)
Outside the U.S.	89.1	108.4	102.0	102.5	100.2	(11)
Total	$279.3	$325.2	$308.2	$311.7	$295.7	(6)
Proprietary	$242.6	$281.6	$266.2	$269.4	$253.3	(4)
Global Network Services (GNS)	36.7	43.6	42.0	42.3	42.4	(13)
Total	$279.3	$325.2	$308.2	$311.7	$295.7	(6)
Cards-in-force (millions) (G)
U.S.	54.9	54.7	54.3	54.0	54.1	1
Outside the U.S.	58.7	59.7	60.2	60.2	59.8	(2)
Total	113.6	114.4	114.5	114.2	113.9	—
Proprietary	70.4	70.3	69.9	69.7	69.7	1
GNS	43.2	44.1	44.6	44.5	44.2	(2)
Total	113.6	114.4	114.5	114.2	113.9	—
Basic cards-in-force (millions) (G)
U.S.	43.1	43.0	42.7	42.5	42.5	1
Outside the U.S.	49.2	50.0	50.3	50.3	49.9	(1)
Total	92.3	93.0	93.0	92.8	92.4	—
Average proprietary basic Card Member spending (dollars)
U.S.	$4,922	$5,630	$5,366	$5,445	$5,082	(3)
Outside the U.S.	$3,505	$4,325	$4,027	$4,059	$3,927	(11)
Average	$4,497	$5,237	$4,964	$5,030	$4,741	(5)
Card Member loans
U.S.	$69.0	$76.0	$73.2	$72.6	$70.8	(3)
Outside the U.S.	8.7	11.4	10.5	10.6	10.2	(15)
Total	$77.7	$87.4	$83.7	$83.2	$81.0	(4)

Average discount rate (H)	2.34%	2.36%	2.39%	2.37%	2.37%
Average fee per card (dollars) (I)	$63	$61	$59	$57	$54	17

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Worldwide Card Member loans
U.S.	$69.0	$76.0	$73.2	$72.6	$70.8	(3)
Outside the U.S.	$8.7	$11.4	$10.5	$10.6	$10.2	(15)
Total loans	$77.7	$87.4	$83.7	$83.2	$81.0	(4)
Credit loss reserves (millions)
Beginning balance (J)	$4,027	$2,232	$2,168	$2,121	$2,134	89
Provisions - principal, interest and fees	1,876	730	604	603	525	#
Net write-offs - principal less recoveries	(518)	(493)	(447)	(463)	(457)	13
Net write-offs - interest and fees less recoveries	(107)	(98)	(91)	(94)	(92)	16
Other (K)	(42)	12	(2)	1	11	#
Ending balance	$5,236	$2,383	$2,232	$2,168	$2,121	#
% of loans	6.7%	2.7%	2.7%	2.6%	2.6%
% of past due	406%	177%	176%	186%	178%
Average loans	$83.4	$85.2	$83.3	$81.9	$80.6	3
Net write-off rate (principal only) (L)	2.5%	2.3%	2.1%	2.3%	2.3%
Net write-off rate (principal, interest and fees) (L)	3.0%	2.8%	2.6%	2.7%	2.7%
30+ days past due as a % of total	1.7%	1.5%	1.5%	1.4%	1.5%

Net interest income divided by average Card Member loans (M)	11.2%	10.7%	10.6%	10.1%	10.2%
Net interest yield on average Card Member loans (M)	11.9%	11.3%	11.2%	10.9%	11.1%

Worldwide Card Member receivables
U.S.	$32.6	$39.0	$39.0	$40.3	$39.7	(18)
Outside the U.S.	$12.1	$18.4	$17.6	$18.4	$17.1	(29)
Total receivables	$44.7	$57.4	$56.6	$58.7	$56.8	(21)
Credit loss reserves (millions)
Beginning balance (J)	$126	$615	$616	$608	$573	(78)
Provisions - principal and fees	597	248	238	224	253	#
Net write-offs - principal and fees less recoveries	(258)	(243)	(231)	(210)	(216)	19
Other (K)	(6)	(1)	(8)	(6)	(2)	#
Ending balance	$459	$619	$615	$616	$608	(25)
% of receivables	1.0%	1.1%	1.1%	1.0%	1.1%
Net write-off rate (principal and fees) (L)	1.9%	1.7%	1.6%	1.5%	1.6%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (L)(N)	2.3%	2.1%	2.0%	1.9%	2.0%
Net write-off rate, excluding GCP (principal only) (L)(N)	2.1%	1.9%	1.8%	1.7%	1.8%
30+ days past due as a % of total, excluding GCP (N)	1.9%	1.4%	1.5%	1.4%	1.5%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q1'20
Non-interest revenues (O)	$3,894	$2,788	$1,346	$(48)	$7,980
Interest income	2,411	499	6	130	3,046
Interest expense (P)	328	200	(36)	224	716
Total revenues net of interest expense	5,977	3,087	1,388	(142)	10,310
Total provisions for credit losses	1,810	762	48	1	2,621
Total revenues net of interest expense after provisions for credit losses	4,167	2,325	1,340	(143)	7,689
Marketing, business development, and Card Member rewards and services	2,702	1,508	324	19	4,553
Salaries and employee benefits and other operating expenses (O)	1,234	798	465	187	2,684
Pretax income (loss)	231	19	551	(349)	452
Income tax provision (benefit)	30	(19)	134	(60)	85
Net income (loss)	201	38	417	(289)	367
Q1'19
Non-interest revenues (O)	$3,912	$2,926	$1,449	$18	$8,305
Interest income	2,272	454	9	219	2,954
Interest expense (P)	435	256	(80)	284	895
Total revenues net of interest expense	5,749	3,124	1,538	(47)	10,364
Total provisions for credit losses	551	254	4	—	809
Total revenues net of interest expense after provisions for credit losses	5,198	2,870	1,534	(47)	9,555
Marketing, business development, and Card Member rewards and services	2,789	1,469	304	14	4,576
Salaries and employee benefits and other operating expenses (O)	1,195	756	473	597	3,021
Pretax income (loss)	1,214	645	757	(658)	1,958
Income tax provision (benefit)	260	133	186	(171)	408
Net income (loss)	954	512	571	(487)	1,550
YOY % change
Non-interest revenues	—	(5)	(7)	#	(4)
Interest income	6	10	(33)	(41)	3
Interest expense	(25)	(22)	(55)	(21)	(20)
Total revenues net of interest expense	4	(1)	(10)	#	(1)
Total provisions for credit losses	#	#	#	—	#
Total revenues net of interest expense after provisions for credit losses	(20)	(19)	(13)	#	(20)
Marketing, business development, and Card Member rewards and services	(3)	3	7	36	(1)
Salaries and employee benefits and other operating expenses	3	6	(2)	(69)	(11)
Pretax income (loss)	(81)	(97)	(27)	(47)	(77)
Income tax provision (benefit)	(88)	#	(28)	(65)	(79)
Net income (loss)	(79)	(93)	(27)	(41)	(76)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (Q)
	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Worldwide
Proprietary consumer	(3)%	8%	9%	8%	7%	(2)%	8%	10%	10%	9%
Proprietary commercial	(6)	5	5	6	7	(5)	5	5	7	8
Proprietary	(4)	7	6	7	7	(3)	7	7	8	9
GNS	(13)	(2)	(6)	(7)	(10)	(10)	(1)	(2)	(2)	(4)
Total	(6)	5	5	5	4	(4)	6	6	7	7
T&E-related volume (26% of Q1'20 Worldwide Total)	(21)	6	5	5	4	(19)	(R)	(R)	(R)	(R)
Non-T&E-related volume (74% of Q1'20 Worldwide Total)	3	6	6	7	5	4	(R)	(R)	(R)	(R)
Airline-related volume (7% of Q1'20 Worldwide Total)	(32)	1	—	2	1	(30)	1	2	4	5

U.S.
Proprietary consumer	(1)	7	8	8	7	n/a	n/a	n/a	n/a	n/a
Proprietary commercial	(4)	4	4	6	7	n/a	n/a	n/a	n/a	n/a
Proprietary	(3)	6	6	7	7	n/a	n/a	n/a	n/a	n/a
Total	(3)	6	6	7	7	n/a	n/a	n/a	n/a	n/a
T&E-related volume (24% of Q1'20 U.S. Total)	(17)	6	7	6	5	n/a	n/a	n/a	n/a	n/a
Non-T&E-related volume (76% of Q1'20 U.S. Total)	3	5	6	7	7	n/a	n/a	n/a	n/a	n/a
Airline-related volume (6% of Q1'20 U.S. Total)	(29)	4	3	5	5	n/a	n/a	n/a	n/a	n/a

Outside the U.S.
Proprietary consumer	(6)	11	10	10	8	(2)	11	14	15	16
Proprietary commercial	(12)	7	7	8	5	(7)	8	12	12	13
Proprietary	(8)	10	9	9	7	(4)	10	13	14	15
Total	(11)	4	2	1	(1)	(7)	5	6	6	6
Japan, Asia Pacific & Australia billed business	(10)	4	2	1	(2)	(6)	5	4	5	4
Latin America & Canada billed business	(12)	5	5	6	1	(5)	7	11	12	11
Europe, Middle East & Africa billed business	(13)	4	1	—	(2)	(10)	4	6	5	7

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Non-interest revenues (O)	$3,894	$4,371	$4,226	$4,193	$3,912	—
Interest income	2,411	2,442	2,402	2,297	2,272	6
Interest expense (P)	328	412	437	446	435	(25)
Net interest income	2,083	2,030	1,965	1,851	1,837	13
Total revenues net of interest expense	5,977	6,401	6,191	6,044	5,749	4
Total provisions for credit losses	1,810	780	653	651	551	#
Total revenues net of interest expense after provisions for credit losses	4,167	5,621	5,538	5,393	5,198	(20)
Expenses
Marketing, business development, and Card Member rewards and services	2,702	3,145	3,042	3,067	2,789	(3)
Salaries and employee benefits and other operating expenses (O)	1,234	1,318	1,233	1,221	1,195	3
Total expenses	3,936	4,463	4,275	4,288	3,984	(1)
Pretax segment income	231	1,158	1,263	1,105	1,214	(81)
Income tax provision	30	177	272	224	260	(88)
Segment income	$201	$981	$991	$881	$954	(79)
Effective tax rate	13.0%	15.3%	21.5%	20.3%	21.4%

(Billions, except percentages and where indicated)
Proprietary billed business (F)
U.S.	$90.9	$105.9	$99.9	$100.9	$92.1	(1)
Outside the U.S.	$33.7	$41.8	$38.3	$38.0	$35.9	(6)
Total	$124.6	$147.7	$138.2	$138.9	$128.0	(3)
Proprietary cards-in-force (millions) (G)
U.S.	38.0	37.9	37.7	37.6	38.0	—
Outside the U.S.	17.6	17.5	17.4	17.4	17.1	3
Total	55.6	55.4	55.1	55.0	55.1	1
Proprietary basic cards-in-force (millions) (G)
U.S.	27.0	26.9	26.8	26.8	27.1	—
Outside the U.S.	12.1	12.1	12.0	12.0	11.9	2
Total	39.1	39.0	38.8	38.8	39.0	—
Average proprietary basic Card Member spending (dollars)
U.S	$3,366	$3,945	$3,719	$3,743	$3,402	(1)
Outside the U.S.	$2,777	$3,457	$3,189	$3,173	$3,052	(9)
Average	$3,183	$3,794	$3,555	$3,567	$3,296	(3)

Segment assets	$87.3	$106.3	$99.4	$102.1	$98.5	(11)

Card Member loans
Total loans
U.S.	$55.6	$62.4	$59.7	$59.5	$58.0	(4)
Outside the U.S.	$8.2	$10.9	$10.1	$10.2	$9.9	(17)
Total	$63.8	$73.3	$69.8	$69.7	$67.9	(6)

Average loans
U.S.	$59.3	$60.6	$59.7	$58.8	$58.3	2
Outside the U.S.	$10.0	$10.5	$10.0	$9.9	$9.7	3
Total	$69.3	$71.1	$69.7	$68.7	$68.0	2

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.6%	2.4%	2.2%	2.3%	2.4%
Net write-off rate (principal, interest and fees) (L)	3.1%	2.9%	2.6%	2.8%	2.8%
30+ days past due as a % of total	1.7%	1.6%	1.5%	1.4%	1.5%
Outside the U.S.
Net write-off rate (principal only) (L)	2.9%	2.5%	2.4%	2.4%	2.2%
Net write-off rate (principal, interest and fees) (L)	3.5%	3.0%	3.0%	3.0%	2.8%
30+ days past due as a % of total	2.1%	1.8%	1.7%	1.7%	1.7%
Total
Net write-off rate (principal only) (L)	2.6%	2.4%	2.2%	2.4%	2.3%
Net write-off rate (principal, interest and fees) (L)	3.2%	2.9%	2.7%	2.8%	2.8%
30+ days past due as a % of total	1.7%	1.6%	1.6%	1.4%	1.5%

Net interest income divided by average Card Member loans (M)	12.0%	11.4%	11.3%	10.8%	10.8%
Net interest yield on average Card Member loans (M)
U.S.	12.1%	11.6%	11.4%	11.1%	11.2%
Outside the U.S.	11.9%	11.3%	11.0%	10.6%	10.9%
Total	12.1%	11.5%	11.4%	11.0%	11.2%

Card Member receivables
U.S.	$10.5	$14.2	$12.9	$13.1	$12.7	(17)
Outside the U.S.	$5.3	$8.6	$7.8	$8.1	$7.2	(26)
Total receivables	$15.8	$22.8	$20.7	$21.2	$19.9	(21)

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	1.7%	1.7%	1.3%	1.3%	1.4%
Net write-off rate (principal and fees) (L)	1.9%	1.8%	1.4%	1.4%	1.6%
30+ days past due as a % of total	1.5%	1.2%	1.3%	1.2%	1.2%
Outside the U.S.
Net write-off rate (principal only) (L)	2.6%	2.2%	2.4%	2.2%	2.2%
Net write-off rate (principal and fees) (L)	2.8%	2.4%	2.6%	2.3%	2.4%
30+ days past due as a % of total	2.2%	1.3%	1.4%	1.4%	1.5%
Total
Net write-off rate (principal only) (L)	2.0%	1.9%	1.7%	1.6%	1.7%
Net write-off rate (principal and fees) (L)	2.2%	2.0%	1.9%	1.8%	1.9%
30+ days past due as a % of total	1.7%	1.2%	1.4%	1.3%	1.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Non-interest revenues (O)	$2,788	$3,187	$3,070	$3,059	$2,926	(5)
Interest income	499	493	485	468	454	10
Interest expense (P)	200	247	262	269	256	(22)
Net interest income	299	246	223	199	198	51
Total revenues net of interest expense	3,087	3,433	3,293	3,258	3,124	(1)
Total provisions for credit losses	762	236	222	206	254	#
Total revenues net of interest expense after provisions for credit losses	2,325	3,197	3,071	3,052	2,870	(19)
Expenses
Marketing, business development, and Card Member rewards and services	1,508	1,641	1,562	1,565	1,469	3
Salaries and employee benefits and other operating expenses (O)	798	919	796	790	756	6
Total expenses	2,306	2,560	2,358	2,355	2,225	4
Pretax segment income	19	637	713	697	645	(97)
Income tax provision (benefit)	(19)	87	145	136	133	#
Segment income	38	550	568	561	512	(93)
Effective tax rate	(100.0)%	13.7%	20.3%	19.5%	20.6%

(Billions, except percentages and where indicated)
Proprietary billed business (F)	$116.1	$133.0	$127.3	$129.6	$123.4	(6)
Proprietary cards-in-force (millions) (G)	14.8	14.9	14.8	14.7	14.6	1
Average Card Member spending (dollars)	$7,836	$8,956	$8,627	$8,866	$8,463	(7)

Segment assets	46.7	$52.8	$53.7	$55.0	$54.0	(14)

Card Member loans
Total loans	$13.9	$14.1	$13.9	$13.5	$13.1	6
Total loans - Global Small Business Services (GSBS)	$13.8	$14.1	$13.8	$13.4	$13.0	6
30+ days past due as a % of total - GSBS	1.4%	1.3%	1.3%	1.3%	1.3%
Average loans - GSBS	$14.1	$14.0	$13.6	$13.2	$12.6	12
Net write-off rate (principal only) - GSBS (L)	1.9%	2.0%	1.8%	1.8%	1.8%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.2%	2.3%	2.1%	2.1%	2.1%

Net interest income divided by average Card Member loans (M)	8.4%	7.0%	6.6%	6.0%	6.3%
Net interest yield on average Card Member loans (M)	10.8%	10.4%	10.5%	10.5%	10.9%

Card Member receivables
Total receivables	$28.9	$34.6	$35.9	$37.5	$36.9	(22)
Net write-off rate (principal and fees) (L)	1.8%	1.5%	1.5%	1.3%	1.4%
Total receivables - GCP (N)	$13.2	$17.2	$18.5	$19.7	$19.6	(33)
90+ days past billing as a % of total - GCP (N)	1.1%	0.8%	0.7%	0.7%	0.6%
Net write-off rate (principal and fees) - GCP (L)(N)	1.0%	0.8%	0.9%	0.7%	0.8%
Total receivables - GSBS	$15.7	$17.4	$17.4	$17.8	$17.3	(9)
30+ days past due as a % of total - GSBS	2.0%	1.7%	1.7%	1.6%	1.6%
Net write-off rate (principal only) - GSBS (L)	2.2%	2.0%	1.9%	1.8%	1.9%
Net write-off rate (principal and fees) - GSBS (L)	2.5%	2.2%	2.1%	2.0%	2.1%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19	YOY % change
Non-interest revenues (O)	$1,346	$1,505	$1,471	$1,478	$1,449	(7)
Interest income	6	6	6	7	9	(33)
Interest expense (P)	(36)	(62)	(74)	(87)	(80)	(55)
Net interest income	42	68	80	94	89	(53)
Total revenues net of interest expense	1,388	1,573	1,551	1,572	1,538	(10)
Total provisions for credit losses	48	9	4	3	4	#
Total revenues net of interest expense after provisions for credit losses	1,340	1,564	1,547	1,569	1,534	(13)
Expenses
Marketing, business development, and Card Member rewards and services	324	417	365	336	304	7
Salaries and employee benefits and other operating expenses (O)	465	581	480	476	473	(2)
Total expenses	789	998	845	812	777	2
Pretax segment income	551	566	702	757	757	(27)
Income tax provision	134	92	179	193	186	(28)
Segment income	$417	$474	$523	$564	$571	(27)
Effective tax rate	24.3%	16.3%	25.5%	25.5%	24.6%

(Billions)
Segment assets	$10.2	$17.5	$17.2	$22.2	$22.1	(54)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2020	2019	2019	2019	2019
ROE
Net income	$5,576	$6,759	$7,076	$6,975	$6,837
Average shareholders' equity	$22,818	$22,812	$22,473	$22,073	$21,455
Return on average equity (C)	24.4%	29.6%	31.5%	31.6%	31.9%

Reconciliation of ROCE
Net income	$5,576	$6,759	$7,076	$6,975	$6,837
Preferred shares dividends and related accretion	92	81	80	79	80
Earnings allocated to participating share awards and other	38	47	51	53	52
Net income attributable to common shareholders	$5,446	$6,631	$6,945	$6,843	$6,705

Average shareholders' equity	$22,818	$22,812	$22,473	$22,073	$21,455
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$21,234	$21,228	$20,889	$20,489	$19,871
Return on average common equity (C)	25.6%	31.2%	33.2%	33.4%	33.7%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q1'20	Q4'19	Q3'19	Q2'19	Q1'19
Consolidated
Net interest income	$2,330	$2,284	$2,203	$2,074	$2,059
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(S)	395	421	461	465	486
Interest income not attributable to the Company's Card Member loan portfolio (T)	(264)	(271)	(308)	(312)	(335)
Adjusted net interest income (U)	$2,461	$2,434	$2,356	$2,227	$2,210
Average Card Member loans (billions)	$83.4	$85.2	$83.3	$81.9	$80.6
Net interest income divided by average Card Member loans (V)	11.2%	10.7%	10.6%	10.1%	10.2%
Net interest yield on average Card Member loans (P)(W)	11.9%	11.3%	11.2%	10.9%	11.1%

Global Consumer Services Group
U.S.
Net interest income (P)	$1,800	$1,750	$1,707	$1,606	$1,596
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(S)	46	73	67	67	69
Interest income not attributable to the Company's Card Member loan portfolio (T)	(60)	(58)	(55)	(53)	(53)
Adjusted net interest income (U)	$1,786	$1,765	$1,719	$1,620	$1,612
Average Card Member loans (billions)	$59.3	$60.6	$59.7	$58.8	$58.3
Net interest income divided by average Card Member loans (P)(V)	12.1%	11.6%	11.4%	10.9%	11.0%
Net interest yield on average Card Member loans (P)(W)	12.1%	11.6%	11.4%	11.1%	11.2%

Outside the U.S.
Net interest income (P)	$283	$280	$258	$245	$241
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(S)	16	22	22	20	21
Interest income not attributable to the Company's Card Member loan portfolio (T)	(4)	(4)	(4)	(3)	(3)
Adjusted net interest income (U)	$295	$298	$276	$262	$259
Average Card Member loans (billions)	$10.0	$10.5	$10.0	$9.9	$9.7
Net interest income divided by average Card Member loans (P)(V)	11.3%	10.7%	10.3%	9.9%	9.9%
Net interest yield on average Card Member loans (P)(W)	11.9%	11.3%	11.0%	10.6%	10.9%

Total
Net interest income (P)	$2,083	$2,030	$1,965	$1,851	$1,837
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(S)	62	95	89	87	90
Interest income not attributable to the Company's Card Member loan portfolio (T)	(64)	(62)	(59)	(56)	(56)
Adjusted net interest income (U)	$2,081	$2,063	$1,995	$1,882	$1,871
Average Card Member loans (billions)	$69.3	$71.1	$69.7	$68.7	$68.0
Net interest income divided by average Card Member loans (P)(V)	12.0%	11.4%	11.3%	10.8%	10.8%
Net interest yield on average Card Member loans (P)(W)	12.1%	11.5%	11.4%	11.0%	11.2%

Global Commercial Services
Net interest income (P)	$299	$246	$223	$199	$198
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (P)(S)	145	183	195	202	192
Interest income not attributable to the Company's Card Member loan portfolio (T)	(64)	(58)	(56)	(56)	(52)
Adjusted net interest income (U)	$380	$371	$362	$345	$338
Average Card Member loans (billions)	$14.2	$14.1	$13.6	$13.2	$12.6
Net interest income divided by average Card Member loans (P)(V)	8.4%	7.0%	6.6%	6.0%	6.3%
Net interest yield on average Card Member loans (P)(W)	10.8%	10.4%	10.5%	10.5%	10.9%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Reconciliations of Adjustments

Q1'20
Earnings per share excluding credit reserve builds
Diluted earnings per common share	$0.41
Impact of credit reserve builds (pre-tax)	2.09
Tax impact of credit reserve builds	(0.52)
Net impact of credit reserve builds	1.57
Adjusted diluted earnings per common share	$1.98

See Appendix IV for footnote references.

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $2 million, $12 million, $11 million, $13 million and $11 million in Q1'20, Q4'19, Q3'19, Q2'19 and Q1'19, respectively; and (ii) dividends on preferred shares of $32 million, $20 million, $21 million, $19 million and $21 million in Q1'20, Q4'19, Q3'19, Q2'19 and Q1'19, respectively.
(B)	Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets; and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on average equity and return on average common equity are calculated by dividing one-year period of net income by one-year average of total shareholders' equity, and one-year period of net income attributable to common shareholders by one-year average of common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(D)	Current ratios represent preliminary estimates as of the date of the First Quarter 2020 Earnings Release and may be revised in the Company’s 2020 Form 10-Q for the period ended March 31, 2020.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer. Billed business, together with the average discount rate, drive our discount revenue.
(G)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	The January 1, 2020, balance includes an increase of $1,643 million and a decrease of $493 million to the beginning reserve balances for Card Member loans and receivables, respectively, related to the adoption of the CECL (Current Expected Credit Losses) methodology.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented.
(M)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "V" and "W").
(N)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(O)	Effective Q1'20, results reflect enhancements to our transfer pricing methodology related to the sharing of revenues between our card issuing, network and merchant businesses. Prior period amounts have been revised to conform to the current period presentation.
(P)	Effective Q1'20, results reflect enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios. Prior period amounts have been revised to conform to the current period presentation.
(Q)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q1'20 apply to the period(s) against which such results are being compared).
(R)	FX-adjusted T&E and Non-T&E historical results are not available due to system limitations.
(S)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(T)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(U)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(V)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(W)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.